SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 16, 2003 (August 15, 2003)

FIRST SECURITY GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Tennessee	000-49747	58-2461486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

817 Broad Street, Chattanooga, Tennessee		37402

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(423) 266-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition

(a)  On August 28, 2003, FSG mailed to its shareholders a letter announcing FSG’s earnings for the second quarter of 2003. Along with the letter to shareholders, FSG also mailed to its shareholders the Second Quarter 2003 Performance Report. The letter to shareholders and the performance report are attached hereto as Exhibits 99.1 and 99.2.

Exhibits:

99.1  Letter to Shareholders, dated August 15, 2003
99.2  Second Quarter Performance Report, dated August 15, 2003

SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SECURITY GROUP, INC.

By:	/s/ Rodger B. Holley

Rodger B. Holley Chairman, Chief Executive Officer and President

Date: August 29, 2003